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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                             FEBRUARY 16, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             THEGLOBE.COM, INC.

           (Exact name of registrant as specified in its charter)



      DELAWARE                     0-25053                    14-1781422

  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification
  incorporation or                                              Number)
   organization)

                            31 WEST 21ST STREET
                          NEW YORK, NEW YORK 10010

                  (Address of principal executive offices)

                               (212) 886-0800

            (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for theglobe.com, inc., for the quarter and the year ended December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1 Financial information for theglobe.com, inc., for the quarter and the year ended December 31, 1998.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: February 19, 1999.



                                           theglobe.com, inc.



                                          By: /s/ Francis T. Joyce
                                             ----------------------------
                                             Name:  Francis T. Joyce
                                             Title: Vice President and
                                                    Chief Financial Officer